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                                                                   EXHIBIT 10.1


          AMENDMENT TO AMENDED AND RESTATED DISTRIBUTION AND SERVICES
                  AGREEMENT AND ADDITIONAL SERVICES AGREEMENT


         This Amendment to the Amended and Restated Distribution and Services Agreement and the Additional Services Agreement is entered into as of this 1st day of May, 2001 by and between Biogen, Inc. through its offices located at 701 Green Valley Road, Suite 308, Greensboro, NC 27408 ("Biogen"), and Nova Factor, Inc., with principal offices located at 1620 Century Center Parkway, Suite 109, Memphis, TN 38134 ("Nova Factor").

         WHEREAS, Biogen has appointed Nova Factor as a preferred distributor of Biogen's AVONEX(R) (Interferon beta - 1a) under the terms of an Amended and Restated Distribution and Services Agreement between the parties dated as of January 1, 2000 (the "Distribution Agreement");

         WHEREAS, Nova Factor has agreed to perform certain additional services for Biogen in connection with Biogen's customer service efforts related to AVONEX(R) pursuant to the terms of an Additional Services Agreement between the parties dated as of January 1, 2000 (the "Services Agreement");

         WHEREAS, under the Distribution Agreement and the Services Agreement, Nova Factor has agreed to provide reimbursement assistance and other customer services to end-users of AVONEX(R) and to provide data reporting and other services to Biogen;

         WHEREAS, the parties wish to amend the Distribution Agreement and the Services Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the parties hereby agree as follows:

1.       Distribution Agreement.

         (a) Schedule E to the Distribution Agreement is replaced by Amended Schedule E, attached hereto.

2.       Services Agreement.

         (a) Schedule C to the Services Agreement is replaced by Amended Schedule C, attached hereto.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their duly authorized representatives.


NOVA FACTOR, INC.                          BIOGEN, INC.


By:  /s/  Randy Grow                       By:  /s/  George L. Oliver
   --------------------------                 ---------------------------------
Name: John R. (Randy) Grow                 Name: George L. Oliver
Title: President                           Title: Director of National Accounts
Dated: December 26, 2001


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     Amended Schedule E to the Amended and Restated Distribution Agreement


                                     [***]


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            Amended Schedule C to the Additional Services Agreement


                                     [***]


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                                   EXHIBIT 1

                     Nova Factor "Time to Ship" Definitions

NUMBER OF CALENDAR DAYS              The number of calendar days between a Nova
                                     Patient's setup date and their first
                                     shipment date IF their first shipment
                                     therapy is `MS' AND they did not receive a replacement OR a discontinuation between their setup date and first shipment date.

[***] Patients flagged as Novafactor Patients by Novafactor (Avonex Direct Delivery) (i.e. excludes [***] patients and "replacement only" patients).

[***] Patients flagged as [***] patients by Novafactor (i.e. excludes [***] patients and "replacement only" patients) and to whom Nova Factor ships Product.

[***]                                [***] Patients + [***] Patients (i.e.
                                     excludes "replacement only" patients)